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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-79074, 33-79142, 33-95774, 33-95780, 333-
3402, and 33-57086) of MRO Software, Inc. of our report dated October 31, 2001, except for the information described in Note P, as to which the date is December 20, 2001 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 28, 2001

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